UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2015

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On March 4, 2015, Hines Global REIT Summit Holdings LLC, a subsidiary of Hines Global REIT, Inc. (“Hines Global”) acquired The Summit, a portfolio of two Class A office towers located in Bellevue, Washington. The portfolio consists of 524,130 square feet and also includes a 43,413 square-foot development site that is fully entitled for 330,409 square feet of additional office space. However, Hines Global has not commenced any development of this space.

On March 5, 2015, Hines Global filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of The Summit. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report. After reasonable inquiry, Hines Global is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

The Summit - For the Year Ended December 31, 2014

Independent Auditor’s Report
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

May 22, 2015	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Report of Independent Auditor

To the Partners of
Hines Global REIT Properties, LP
Houston, Texas

Report on the Historical Summary

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of The Summit (the “Property”), a portfolio of two office buildings and a development site located in Bellevue, Washington for the year ended December 31, 2014, and the related notes to the statement.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary, in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Property for the year ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Matter of Emphasis

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
May 22, 2015

THE SUMMIT
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

Revenues:	Year Ended December 31, 2014
Rental revenue	$16,672,601
Other revenue	3,221,429
Total revenues	19,894,030
Certain operating expenses:
Utilities	673,532
Real estate taxes	1,417,422
Repairs and maintenance	679,617
Cleaning services	840,360
Building management services	1,329,847
Insurance	183,867
Parking garage expenses	238,703
Total certain operating expenses	5,363,348
Revenues in excess of certain operating expenses	$14,530,682

See accompanying notes to statement of revenues and certain operating expenses.

THE SUMMIT
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

(1) Organization

The Summit (the “Property”) is a portfolio of two office buildings and a development site located in Bellevue, Washington that contains 524,130 square feet of rentable area. The Property was acquired by Hines Global REIT Summit Holdings LLC, a subsidiary of Hines Global REIT, Inc. (“Hines Global”). The acquisition was completed on March 4, 2015.

(2)  Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of depreciation, interest expense, management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

In preparing the accompanying financial statements, Hines Global evaluated events and transactions that occurred subsequent to December 31, 2014, through the date that the accompanying financial statements were available to be issued on May 22, 2015.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

The Property’s operations consist of rental revenue earned from tenants under leasing arrangements, which provides for minimum rent, escalations, and charges to the tenant for the real estate taxes and operating expenses.  The leases with the tenants are net leases and have been accounted for as operating leases.  Rental revenue is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the lease, which resulted in rental revenue in excess of contractual rent of $870,554 for the year ended December 31, 2014.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

THE SUMMIT
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

(5) Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating lease in effect as of December 31, 2014 is as follows:

Year ending December 31:	Amount
2015	$11,271,257
2016	13,752,209
2017	14,710,420
2018	12,443,917
2019	9,062,376
Thereafter	8,858,615
Total	$70,098,794

Total minimum future rental revenue represents the base rent and any parking fees that the tenant is required to pay under the terms of its lease in effect as of December 31, 2014, exclusive of charges for contingent rents, operating expenses and real estate taxes. There were no significant contingent rents for the year ended December 31, 2014.

Of the total rental revenue for the year ended December 31, 2014, 61% was earned from a tenant in the utility industry whose lease expires partially in 2018 and the remainder in 2020.

* * * * *

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT, Inc. together with Hines Global REIT Properties, LP (the “Company”), made the following acquisitions since January 1, 2014:

Property Name	Date of Acquisition	Net Purchase Price
The Rim	February 13, 2014	$176.3 million
25 Cabot Square	March 28, 2014	$371.7 million
Simon Hegele Logistics	January 7, 2015 & June 3, 2014	$78.9 million
818 Bourke	October 31, 2014	$135.6 million
The Summit	March 4, 2015	$316.5 million

The unaudited pro forma consolidated balance sheet assumes that the acquisition of The Summit occurred on December 31, 2014 and the unaudited pro forma consolidated statement of operations assume that the acquisition of The Rim, 25 Cabot Square, Simon Hegele Logistics, 818 Bourke and The Summit occurred on January 1, 2014.

The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made this acquisition on January 1, 2014, nor does it purport to represent the results of operations for future periods.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2014

	December 31, 2014	Other Adjustments		Adjustments for the Summit Acquisition		Pro Forma
ASSETS
Investment property, net	$2,964,699	$26,529	(e)	$286,064	(a)	$3,277,292
Investment in unconsolidated entities	2,873	—		—		2,873
Cash and cash equivalents	143,609	(12,189)	(e)	1,879	(b)	133,299
Restricted cash	19,955	—		—		19,955
Derivative Instruments	14,661	—		—		14,661
Tenant and other receivables	64,212	—		—		64,212
Intangible lease assets, net	743,465	3,168	(e)	45,940	(a)	792,573
Deferred leasing costs, net	59,902	—		—		59,902
Deferred financing costs, net	12,879	—		1,617	(b)	14,496
Real estate loan receivable	74,400	—		—		74,400
Other assets	25,939	—		—		25,939
Total assets	4,126,594	17,508		335,500		4,479,602
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	91,007	—		661	(c)	91,668
Due to affiliates	14,106	—		7,121	(d)	21,227
Intangible lease liabilities, net	84,385	—		15,500	(a)	99,885
Other liabilities	43,633	—		—		43,633
Derivative Instruments	9,848	—		—		9,848
Distributions payable	17,558	—		—		17,558
Note payable to affiliate	17,601	—		—		17,601
Notes Payable	2,112,359	17,508	(e)	320,000	(b)	2,449,867
Total liabilities	2,390,497	17,508		343,282		2,751,287

Commitments and Contingencies	—	—		—		—

Equity:
Stockholders’ equity (deficit):
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of December 31, 2014 and 2013	—	—		—		—
Common shares, $.001 par value; 1,500,000 common shares authorized as of December 31, 2014 and 2013; 270,657 and 229,035 common shares issued and outstanding as of December 31, 2014 and 2013, respectively	271	—		—		271
Additional paid-in capital	2,014,113	—		—		2,014,113
Accumulated deficit	(201,227)	—		(7,782)	(c) (d)	(209,009)
Accumulated other comprehensive income (loss)	(123,769)	—		—		(123,769)
Total stockholders’ equity (deficit)	1,689,388	—		(7,782)		1,681,606
Noncontrolling interests	46,709	—		—		46,709
Total equity (deficit)	1,736,097	—		(7,782)		1,728,315
Total liabilities and equity	4,126,594	17,508		335,500		4,479,602

See notes to unaudited pro forma condensed consolidated balance sheet and notes to unaudited pro forma condensed consolidated financial statements.

 Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of The Summit, assuming it had occurred on December 31, 2014. Investment property and intangible lease assets and liabilities were recorded at fair value. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)
The acquisition of The Summit was funded using proceeds from the Company’s current public offering, borrowings of $150.0 million from its existing revolving credit facility and a $170.0 million mortgage loan with Metropolitan Life Insurance Company, which the Company entered into simultaneously with the acquisition of The Summit. In connection with the debt financing, we incurred $1.6 million in deferred financing fees. See Note 6 - Debt Financing in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015 for additional information regarding the JPMorgan Chase Revolving Credit Facility.

(c)	To record the pro forma effect of the Company’s acquisition expenses related to the acquisition of The Summit.

(d)
To record the pro forma effect of the Company’s 2.25% acquisition fee related to the acquisition of The Summit. In connection with this acquisition, the Company was obligated to pay approximately $7.1 million of acquisition fees to its Advisor, Hines Global REIT Associates Limited Partnership, an affiliate of Hines Interests Limited Partnership (“Hines”).

(e)	To record the pro forma effect of the Company’s Simon Hegele Logistics acquisition.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	Year Ended December 31, 2014	Other Adjustments		Adjustments for The Summit Acquisition		Pro Forma
Revenues:
Rental revenue	$425,969	$23,173	(e)	$19,346	(a)	$468,488
Other revenue	30,295	1,082	(e)	3,221	(a)	34,598
Total revenues	456,264	24,255		22,567		503,086
Expenses:
Property operating expenses	85,134	2,403	(e)	3,946	(a)	91,483
Real property taxes	42,273	879	(e)	1,417	(a)	44,569
Property management fees	9,694	472	(e)	497	(a)	10,663
Depreciation and amortization	193,870	13,939	(e)	15,021	(a)	222,830
Acquisition related expenses	29,278	(29,266)	(c)	—		12
Asset management and acquisition fees	53,069	(17,083)	(d)	—		35,986
General and administrative expenses	6,782	—		—		6,782
Total expenses	420,100	(28,656)		20,881		412,325
Income (loss) before other income (expenses) and benefit (provision) for income taxes	36,164	52,911		1,686		90,761
Other income (expenses):
Gain (loss) on derivative instruments	7,322	—		—		7,322
Gain (loss) on sale of real estate investments	64,003	—		—		64,003
Foreign currency gains (losses)	(13,074)	—		—		(13,074)
Interest expense	(78,273)	(10,048)		(6,117)	(b)	(94,438)
Interest income	506	50		—		556
Income (loss) before benefit (provision) for income taxes	16,648	42,913		(4,431)		55,130
Benefit (provision) for income taxes	(5,806)	—		—		(5,806)
Net income (loss)	10,842	42,913		(4,431)		49,324
Net (income) loss attributable to noncontrolling interests	(5,764)	—		—		(5,764)
Net income (loss) attributable to common stockholders	$5,078	$42,913		$(4,431)		$43,560
Basic and diluted income (loss) per common share:	$0.02	$—		$—		$0.17
Weighted average number of common shares outstanding	263,323	—		—		263,323

See notes to unaudited pro forma condensed consolidated statement of operations and notes to unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2014

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of The Summit based on its historical results of operations assuming that the acquisition had occurred on January 1, 2014. Depreciation and amortization were calculated based on the fair values of the investment property and intangible lease assets and liabilities, which are preliminary and subject to change.

(b)
To record the pro forma effect of interest expense on borrowings of $170.0 million of mortgage loan and $150.0 million under the Company's revolving credit facility related to the acquisition of The Summit, assuming that the borrowings were outstanding as of January 1, 2014. The interest rate on each borrowing was 1.73% and 2.09% as of the date of acquisition, respectively.

(c)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to (a) above.

(d)
To eliminate the effect of the Company’s 1.5% asset management fee payable to the Advisor for services related to managing, operating, directing and supervising the operations and administration of the Company and its assets assuming the transaction in (e) above had occurred on January 1, 2014. In addition, this adjustment is to eliminate the 2.25% acquisition fee.

(e)	To record the pro forma effect of The Rim, 25 Cabot Square, Simon Hegele Logistics and 818 Bourke acquisitions.

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2014

(1)  Investment Properties Acquired After January 1, 2014

The Rim

On February 13, 2014, a subsidiary of the Company acquired 656,371 square feet of retail space in an outdoor retail center located in San Antonio, Texas known as The Rim. The net purchase price for The Rim was $176.3 million, exclusive of transaction costs and working capital reserves.

25 Cabot Square

On March 28, 2014, a subsidiary of the Company acquired 25 Cabot Square, a single tenant Class-A office building located in London, England. 25 Cabot Square was constructed in 1991 and consists of 455,687 square feet. The net purchase price for 25 Cabot Square was $371.7 million, exclusive of transaction costs and working capital reserves.

Simon Hegele Logistics

On June 3, 2014, a subsidiary of the Company acquired Simon Hegele Logistics, a single-tenant logistics building located in Forchheim, Germany that consists of 371,345 square feet and is 100% leased to Simon Hegele Forchheim. The net purchase price for Simon Hegele Logistics was $49.2 million, exclusive of transaction costs and working capital reserves.

On January 7, 2015, a subsidiary of the Company acquired the second phase of Simon Hegele Logistics. The acquisition consisted of a 236,661 square foot expansion space located in Forchheim, Germany. The expansion space is 100% leased to a single tenant. The net purchase price for the second phase of Simon Hegele Logistics was $29.7 million, exclusive of transaction costs and working capital reserves.

818 Bourke

On October 31, 2014, a subsidiary of the Company acquired 818 Bourke, a Class A office building located in Melbourne, Australia. 818 Bourke was constructed in 2007 and consists of 259,227 square feet of rentable area that is 98% leased to ten tenants. The net purchase price for 818 Bourke was $135.6 million, exclusive of transaction costs and working capital reserves.

The Summit

On March 4, 2015, a subsidiary of the Company acquired The Summit, a portfolio of two Class A office towers located in Bellevue, Washington. The portfolio consists of 524,130 square feet and also includes a 43,413 square-foot development site that is fully entitled for 330,409 square feet of additional office space. However, the Company has not commenced any development of this space.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of The Summit occurred on December 31, 2014 and the unaudited pro forma consolidated statement of operations assume that the acquisition of The Rim, 25 Cabot Square, Simon Hegele Logistics, 818 Bourke and The Summit occurred on January 1, 2014.